TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW AND RETURN ON INVESTED CAPITAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 CURRENT OUTLOOK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . 36 Page 2 of 36

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. Most of the executives that lead our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder are primarily incentivized though performance share units that are based on the long-term growth of the Cimpress share price beyond a hurdle rate. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we estimate to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. For example, we require only 10% for highly predictable organic investments in established markets, 15% for M&A of established, growing, profitable companies, and 25% for risky investments such as our investments in startup businesses or emerging markets. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes, which we have made in the past. Page 3 of 36

LETTER FROM ROBERT APRIL 28, 2021 Dear Investor, One year ago, I wrote to you about the severe impacts the COVID-19 pandemic was having on small and medium businesses that directly resulted in a steep decline in demand for our products. At that time, we took decisive and proactive measures to help ensure that we could continue investing in areas of strategic importance that were driving momentum in our businesses prior to the pandemic, and I described why we believed that Cimpress would be positioned to succeed in a post-pandemic world. Today, I am even more confident of that post-pandemic future, and I am proud of and profoundly grateful to the thousands of Cimpress team members who delivered for our customers and all of our stakeholders over the last year. Despite the pandemic, we have continued to improve our execution and customer value. We see this in our year-to- date financial results when compared to the same period two years ago, during which we began Vistaprint's transformation journey, made changes to the way our upload and print businesses are organized so as to better leverage their respective strengths, began to eliminate advertising and other initiatives that weren't meeting our financial return hurdles, improved accountability and instituted new performance-based incentives across our businesses. Year to date through March in FY2021, our revenue was 6% lower than the same period in FY2019, but our operating income and cash flow from operations were at roughly the same levels, and adjusted EBITDA and adjusted free cash flow were up 7% and 16%, respectively. We continue to deal with the effects of the pandemic, but also see increased signs of recovery. Consolidated revenue was down 18% for the first two months of the quarter due to severe restrictions in most of our markets. In March and continuing in the month of April, we saw a pick up in demand in markets where pandemic restrictions have been lifted or are less severe. In the second half of March we also began to lap the start of depressed demand last year. As an example of geographic differences, Vistaprint bookings in Australia grew approximately 10% for the third quarter, while bookings across European countries declined by approximately 7%. Likewise, Vistaprint bookings from customers in less restricted U.S. states such as Florida, Texas, and Georgia are recovering more quickly compared to bookings in U.S. states such as California, Pennsylvania, or New York that were more restricted. These data points give us confidence that demand will continue to pick up as activity resumes in our markets around the world, and we have been preparing for that in the following ways: • We are investing significantly in talent, technology, customer experience, data science, new product introduction, partnerships, and upper-funnel brand investments in Vistaprint. We expect these investments, along with the favorable industry dynamics I described on our February 24, 2021 mid-year strategy update, to provide multiple avenues for revenue growth as we emerge from the pandemic. • We expect the $1.15 billion Term Loan B offering we recently launched will facilitate our refinancing of the 12% second lien debt we secured at the height of pandemic uncertainty, and allows us to lower our weighted average cost of debt, diversify and expand our lender base by accessing the institutional loan market in Europe and the U.S., and extend the maturity profile of our secured debt. We expect to price and allocate the Term Loan B in the coming days, and to close it in conjunction with the second lien call date in mid-May 2021. • We are learning from our execution wins we have had during the pandemic to ensure that the agility, speed of execution, and financial rigor we demonstrated during the past 12 months becomes ingrained in our cultural DNA so that it will continue to benefit us for many years to come. • Our businesses are increasingly leveraging the mass customization platform (MCP) for the benefit of our customers and financial performance. Thank you for your continued trust in us as stewards of the capital you've invested in Cimpress. Even though the impact of the pandemic is not fully behind us, I remain confident that our competitive advantages, improved execution, and commitment to value creation will serve us and all our constituents well as we continue this journey. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 36

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q3 FY2019	Q3 FY2020	Q3 FY2021	YTD FY19	YTD FY20	YTD FY21
Vistaprint	$ 358,660	$ 316,310	$ 327,454	$1,147,920	$1,092,786	$1,093,062
PrintBrothers	109,305	109,496	93,997	327,008	345,403	315,915
The Print Group	79,027	68,537	59,945	237,767	228,494	202,586
National Pen	79,721	68,362	62,220	278,643	266,510	244,561
All Other Businesses	38,016	39,237	44,062	93,987	131,287	142,905
Inter-segment eliminations	(2,915)	(3,982)	(8,827)	(8,963)	(12,228)	(47,533)
Total revenue	**$ 661,814**	**$ 597,960**	**$ 578,851**	**$2,076,362**	**$2,052,252**	**$1,951,496**
Reported revenue growth	*4 %*	*(10)%*	*(3)%*	*6 %*	*(1)%*	*(5)%*
Organic constant currency revenue growth	*3 %*	*(9)%*	*(10)%*	*6 %*	*(1)%*	*(9)%*
Income (loss) from operations	**$ 29,615**	**$ (87,736)**	**$ (15,697)**	**$ 114,242**	**$ 59,238**	**$ 114,483**
Income from operations margin	*5 %*	*(15)%*	*(3)%*	*6 %*	*3 %*	*6 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q3 FY2019	Q3 FY2020	Q3 FY2021	YTD FY19	YTD FY20	YTD FY21
Vistaprint	$ 88,097	$ 73,780	$ 64,333	$ 256,148	$ 299,941	$ 266,821
PrintBrothers	8,099	8,686	7,560	30,361	35,922	33,732
The Print Group	15,658	10,934	6,475	43,872	42,673	31,227
National Pen	113	(1,244)	(3,324)	10,279	17,005	4,733
All Other Businesses	(1,149)	3,187	6,515	(8,165)	8,572	25,781
Total segment EBITDA	**$ 110,818**	**$ 95,343**	**$ 81,559**	**$ 332,495**	**$ 404,113**	**$ 362,294**
Central and corporate costs	(31,151)	(34,646)	(32,842)	(91,726)	(104,429)	(93,202)
Unallocated share-based compensation	(150)	(3,698)	(1,302)	6,920	(5,973)	(2,946)
Exclude: share-based compensation expense[1]	4,504	8,908	9,545	7,807	21,983	23,071
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	4,836	5,001	(1,936)	13,889	20,247	(2,297)
Adjusted EBITDA	**$ 88,857**	**$ 70,908**	**$ 55,024**	**$ 269,385**	**$ 335,941**	**$ 286,920**
Adjusted EBITDA margin	*13 %*	*12 %*	*10 %*	*13 %*	*16 %*	*15 %*
Adjusted EBITDA year-over-year growth	*29 %*	*(20)%*	*(22)%*	*8 %*	*25 %*	*(15)%*

[1]SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q3 FY2019	Q3 FY2020	Q3 FY2021	YTD FY19	YTD FY20	YTD FY21
Net cash provided by (used in) operating activities	$ 16,980	$ 18,964	$ (37,220)	$ 222,470	$ 284,061	$ 218,948
Net cash (used in) provided by investing activities	(32,046)	6,003	(24,470)	(381,554)	(47,813)	(101,147)
Net cash provided by (used in) financing activities	12,039	170,634	61,569	161,900	(36,756)	(130,185)
Adjusted free cash flow	(14,903)	(3,987)	(62,042)	129,877	209,599	150,891
Cash interest related to borrowing	8,307	9,450	8,015	34,430	42,763	66,314

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 36

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q3 FY2019	Q3 FY2020	Q3 FY2021	YTD FY19	YTD FY20	YTD FY21
Adjusted EBITDA	$ 88,857	$ 70,908	$ 55,024	$ 269,385	$ 335,941	$ 286,920
Cash restructuring payments	(3,120)	(2,314)	(144)	(4,776)	(5,070)	(4,105)
Cash taxes	(5,140)	(4,537)	(8,065)	(16,101)	(9,720)	(13,056)
Other changes in net working capital and other reconciling items	(55,310)	(35,643)	(76,020)	8,392	5,673	15,503
Purchases of property, plant and equipment	(19,167)	(10,544)	(5,946)	(57,934)	(38,638)	(22,736)
Purchases of intangible assets not related to acquisitions	—	—	—	(22)	—	—
Capitalization of software and website development costs	(12,716)	(12,407)	(18,876)	(34,637)	(35,824)	(45,321)
Adjusted free cash flow before cash interest related to borrowing	**$ (6,596)**	**$ 5,463**	**$ (54,027)**	**$ 164,307**	**$ 252,362**	**$ 217,205**
Cash interest related to borrowing	(8,307)	(9,450)	(8,015)	(34,430)	(42,763)	(66,314)
Adjusted free cash flow	**$ (14,903)**	**$ (3,987)**	**$ (62,042)**	**$ 129,877**	**$ 209,599**	**$ 150,891**

Q3 FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$55.0
($0.1)
($8.1)
($76.0)
($5.9)
$(18.9)
($54.0)
($8.0)
($62.0)
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

YTD FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)


$286.9
($4.1)
($13.1)
$15.5
($22.7)
($45.3)
$217.2
($66.3)
$150.9
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 36

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data

Revenue & Reported Revenue Growth (Decline) (1)



$662
$675
$634
$820
$598
$429
$587
$786
$579
4%
7%
8%
(1)%
(10)%
(36)%
(7)%
(4)%
(3)%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.

Organic Constant-Currency Revenue Growth (Decline)



3%
5%
4%
—%
(9)%
(36)%
(10)%
(9)%
(10)%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Cash Flow from Operations



$17
$109
$63
$202
$19
$54
$106
$150
$(37)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Adjusted Free Cash Flow & Cash Interest Related to Borrowing (2)



Adj. FCF
Interest
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

	Q319	Q419	Q120	Q220	Q320	Q420	Q121	Q221	Q321
Adj. FCF	($15)	$82	$36	$177	($4)	$34	$82	$130	($62)
Interest (2)	$8	$22	$9	$24	$9	$30	$9	$49	$8

(2) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 36

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data



GAAP Operating Income (Loss) & Adjusted EBITDA
GAAP OI (Loss)
Adjusted EBITDA
$30
$89
$49
$117
$25
$80
$122
$186
$(88)
$71
$(3)
$64
$36
$88
$94
$143
$(16)
$55
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21



Net Income (Loss) Attributable to Cimpress
$7
$34
$20
$190
$(85)
$(42)
$(11)
$32
($39)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21



Net Debt (1)
Cash / cash equivalents
High yield notes
2nd lien notes
Term loan
Revolver
Other debt
$44
$35
$31
$37
$228
$45
$40
$37
$36
($400)
($400)
($400)
($400)
($600)
($600)
($600)
($600)
$(600)
($516)
($505)
($491)
($478)
($452)
($300)
($300)
($300)
$(300)
($148)
($146)
($144)
$(143)
($156)
($116)
($16)
($14)
($331)
($488)
($612)
($422)
($344)
($260)
$(329)
($1,043)
($1,000)
($17)
($1,208)
($15)
($1,344)
($14)
($1,449)
($12)
($1,437)
($11)
($1,361)
($11)
($1,278)
$(13)
($1,348)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21



Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
31.5
31.3
30.5
27.9
26.0
25.9
25.9
26.4
26.0
30.8
30.6
29.7
27.0
26.0
25.9
25.9
26.0
26.0
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.

Page 8 of 36

INCOME STATEMENT HIGHLIGHTS Our reported revenue and organic constant-currency revenue declined 3% and 10%, respectively, in Q3. Reported revenue benefited from year-over-year currency fluctuations, as well as the acquisition of 99designs. Cimpress is still dealing with the effects of the pandemic, but we have now started to lap last year's pandemic- impacted results. The table below shows the year-over- year reported and organic constant-currency growth in January and February combined, the month of March, and for the full quarter: Q3 revenue change FY21 versus. FY20 Jan - Feb 2021 Mar 2021 Q3 FY2021 Segment: Reported Organic Constant- Currency Reported Organic Constant- Currency Reported Organic Constant- Currency Vistaprint (14)% (21)% 54% 41% 4% (5)% PrintBrothers (27)% (34)% 16% 8% (14)% (21)% The Print Group (26)% (33)% 23% 14% (13)% (20)% National Pen (15)% (18)% 3% (1)% (9)% (12)% All Other Businesses (2)% 1% 44% 46% 12% 15% Total (18)% (23)% 34% 26% (3)% (10)% Cimpress revenue results continue to vary by product line and region. Revenue performance for small business marketing products was highly correlated to the severity of local pandemic-related restrictions. This was partially offset by continued growth in revenue from home décor and packaging products, as well as new products introduced in reaction to the pandemic such as face masks (about 3% of total Q3 revenue). Q3 FY2021 GAAP operating loss improved by $72.0 million year over year to a $15.7 million loss versus an $87.7 million loss in the year ago period, primarily driven by the non-recurrence of a $100.8 million goodwill impairment expense in Q3 FY2020, as well as variable cost controls, fixed cost savings, and lower restructuring costs. This was partially offset by a full quarter of negative pandemic impacts, increased organic investment, as well as previously disclosed lease and related impairment expenses of $19.9 million in Q3 FY2021 due to changes to our leased facility footprint in two locations. Most of the Q3 impairment expense did not impact our cash flow in the third quarter. The changes that prompted this expense will generate material future expense and cash savings in addition to a Q3 FY2021 benefit of about $2 million. Operating income benefited from about $3.2 million of COVID-19-related government incentives, primarily to offset wages for manufacturing and customer service team members in countries where demand decreased but roles were maintained. Adjusted EBITDA for Q3 FY2021 was $55.0 million, down 22% from Q3 FY2020 due to a full quarter of negative (continued on next page) 2-Year Stacked Reported Revenue Growth 20% 19% 13% 7% 1% (6)% (29)% (5)% (13)% 16% 12% 5% 8% 4% 7% 8% (1)% (10)% 4% 7% 8% (1)% (10)% (36)% (7)% (4) (3)% Earlier period Later period Q3 '18 + Q3 '19 Q4 '18 + Q4 '19 Q1 '19 + Q1 '20 Q2 '19 + Q2 '20 Q3 '19 + Q3 '20 Q4 '19 + Q4 '20 Q1 '20 + Q1 '21 Q2 '20 + Q2 '21 Q3 '20 + Q3 '21 2-Year Stacked Organic Constant- Currency Revenue Growth 14% 16% 12% 6% (6)% (31)% (6)% (9)% (19)% 11% 11% 8% 6% 3% 5% 4% —% (9)% 3% 5% 4% —% (9)% (36)% (10)% (9)% (10)% Earlier period Later period Q3 '18 + Q3 '19 Q4 '18 + Q4 '19 Q1 '19 + Q1 '20 Q2 '19 + Q2 '20 Q3 '19 + Q3 '20 Q4 '19 + Q4 '20 Q1 '20 + Q1 '21 Q2 '20 + Q2 '21 Q3 '20 + Q3 '21 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) $30 $49 $25 $122 $(88) $(3) $36 $94 $(16) 5% 7% 4% 15% (15)% (1)% 6% 12% (3)% Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Q3F Y21 Adjusted EBITDA ($M) & Margin (%) (Quarterly) $89 $117 $80 $186 $71 $64 $88 $143 $55 13% 17% 13% 23% 12% 15% 15% 18% 10% Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Q3F Y21 Please see non-GAAP reconciliations at the end of this document. Page 9 of 36

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

pandemic impacts. Year over year, the net impact of currency movements negatively impacted adjusted EBITDA by $4.4 million in Q3.

GAAP net (loss) per diluted share for the third quarter was $(1.50), versus $(3.26) in the same quarter a year ago, as a result of the same impacts as operating income, as well as increased interest expense, and negative year-over-year realized and unrealized currency impacts in other income (expense), net (details on page 20).

Gross profit (revenue minus the cost of revenue) decreased year over year by $11.5 million in the third quarter, due to the pandemic-induced revenue decrease and product mix shifts, partially offset by cost reductions and approximately $2.2 million of government wage incentives recognized during the quarter in cost of revenue. Currency had a positive impact on gross profit for the quarter.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the third quarter was 47.8%, down 40 bps compared to the same quarter a year ago, negatively impacted by year-over-year currency fluctuations, a full quarter of pandemic effects and product and acquisition-related mix changes, partially offset by efficiency gains.

Contribution profit (revenue minus the cost of revenue, advertising and payment processing) decreased year over year by $12.5 million in the third quarter, primarily due to the decrease in gross profit mentioned above. Advertising spend was flat year over year and payment processing fees increased slightly. Currency movements benefited contribution profit year over year.

Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the third quarter was 32.6%, down from 33.7% in the same quarter a year ago.

Advertising as a percent of revenue increased year over year for the third quarter from 12.9% to 13.4%, primarily due to a significant pullback in advertising spend in the last few weeks of Q3 FY2020 during the height of pandemic uncertainty.


GAAP Operating Income & Adj. EBITDA ($M) (TTM)
TTM OI
TTM Adj EBITDA
$347
$387
$424
$471
$453
$400
$409
$367
$351
$136
$164
$195
$226
$109
$56
$67
$39
$111
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21


Gross Profit ($M) & Gross Margin (%)
Gross Profit
Gross Margin %
$319
$330
$308
$426
$288
$210
$288
$400
$277
48.2%
48.9%
48.6%
52.0%
48.2%
48.8%
49.0%
50.9%
47.8%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21


Contribution Profit ($M) & Contribution Margin (%)
Contribution Profit
Contribution Margin %
$210
$239
$205
$317
$201
$166
$208
$286
$189
31.8%
35.4%
32.3%
38.6%
33.7%
38.6%
35.5%
36.4%
32.6%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 36

CASH FLOW & RETURN ON INVESTED CAPITAL We used $37.2 million of cash from operations in Q3 FY2021, compared with generating $19.0 million in the year-ago period. In addition to the $15.9 million decrease to Adjusted EBITDA described on pages 9 and 10, our typical seasonal working capital cash outflows were about $40 million higher than they were last year. This was largely because of lower revenue and the reversal of pandemic-specific actions taken in the year-ago period including partnering with suppliers to delay payments, which drove higher accounts payable balances compared to balances at the end of Q3 FY2021. Cash taxes were also higher by $3.5 million year over year, though cash interest expense was $1.5 million lower. Adjusted free cash flow was $(62.0) million in the third quarter of FY2021 compared to $(4.0) million in the same period a year ago. Adjusted free cash flow decreased as a result of similar factors as our operating cash flow. A $6.5 million increase in capitalized software spend, primarily driven by third-party customer experience and new platform development work in Vistaprint, was partially offset by a $4.6 million year-over-year reduction in capital expenditures. Internally, an important annual performance metric is unlevered free cash flow, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis. The GAAP operating measures that we use as a basis to calculate adjusted return on invested capital (adjusted ROIC) are total debt, total shareholders' equity, and operating income. Debt decreased compared to the year- ago period. Excess cash is excluded from our calculation of invested capital. On a trailing-twelve-month basis, adjusted ROIC as of March 31, 2021 declined compared to the prior year and sequentially due to the decline in TTM profits. Excluding share-based compensation, adjusted ROIC also decreased both year over year and sequentially. Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly) FCF Interest Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Q3F Y21 Q319 Q419 Q120 Q220 Q320 Q420 Q121 Q221 Q321 Adj. FCF ($15) $82 $36 $177 ($4) $34 $82 $130 ($62) Interest $8 $22 $9 $24 $9 $30 $9 $49 $8 Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM) $153 $212 $258 $281 $292 $244 $290 $243 $185 $55 $57 $60 $64 $65 $73 $73 $98 $96 FCF Interest Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Q3F Y21 Adjusted Return on Invested Capital (TTM) 16% 19% 22% 25% 23% 20% 21% 19% 18% 18% 21% 23% 27% 26% 22% 25% 22% 21% Adjusted ROIC Adjusted ROIC ex SBC Q3F Y19 Q4F Y19 Q1F Y20 Q2F Y20 Q3F Y20 Q4F Y20 Q1F Y21 Q2F Y21 Q3F Y21 Please see non-GAAP reconciliations at the end of this document. Page 11 of 36

CASH FLOW & ROIC (CONTINUED)

Cash Flow from Operations ($M) (Quarterly)



$17
$109
$63
$202
$19
$54
$106
$150
$(37)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Cash Flow from Operations ($M) (TTM)



$270
$331
$372
$391
$393
$338
$381
$330
$273
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (Quarterly)



Cash Restructuring
Cash Interest Related to Borrowing
$11
$8
$3
$23
$22
$1
$11
$9
$2
$24
$24
$11
$9
$2
$34
$30
$4
$12
$9
$3
$50
$49
$1
$8
$8
$—
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Certain Cash Payments Impacting Cash Flow from Operations ($M)* (TTM)



Cash Restructuring
Cash Interest Related to Borrowing
$62
$55
$7
$63
$57
$6
$67
$60
$7
$71
$64
$7
$71
$65
$6
$82
$73
$9
$82
$73
$9
$108
$98
$10
$104
$96
$8
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (Quarterly)



Capital Expenditures
Capitalized Software
$32
$13
$19
$27
$14
$13
$26
$12
$14
$25
$11
$14
$23
$12
$11
$20
$8
$12
$23
$15
$8
$20
$12
$8
$25
$19
$6
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Capital Expenditures & Capitalization of Software & Website Development Costs ($M) (TTM)



Capital Expenditures
Capitalized Software
$117
$46
$71
$120
$49
$71
$114
$50
$64
$110
$50
$60
$101
$50
$51
$94
$44
$50
$91
$46
$45
$86
$47
$39
$88
$53
$35
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 36

DEBT & SHARE REPURCHASES

As of March 31, 2021, our **total debt** net of issuance costs, was $1,341.2 million. **Net debt**, excluding issuance costs, other debt discounts and premiums and net of cash on the balance sheet, was $1,347.8 million, up from $1,278.5 million as of December 31, 2020 due to the $(62.0) million of adjusted free cash flow in the quarter.

During Q3 FY2021 we amended our credit facility and elected to reinstate our previously suspended financial maintenance covenants, with some modification. Our amount available for borrowing decreased from $585.1 million as of December 31, 2020 to $516.0 million as of March 31, 2021 (see footnote to chart on this page).

The calculation of our debt-covenant-defined leverage ratio (either total or senior secured debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our **total leverage ratio** as calculated per our debt covenants was 4.07 as of March 31, 2021, an increase from 3.53 as of December 31, 2020, and **senior secured leverage ratio** of 2.27, an increase from 1.90 last quarter. These calculations are based on gross leverage and do not reflect cash on the balance sheet. This leverage ratio increase reflects a full year of pandemic effects on our EBITDA, as well as cash outflows to fund typical post-holiday seasonal working capital during our third quarter.

We did not repurchase any shares during Q3 FY2021.

Total Leverage Ratio*


3.19
2.74
3.00
2.99
3.42
3.57
3.41
3.53
4.07
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Total leverage ratio as calculated in accordance with our debt covenants

Amount Available for Borrowing ($M)*


Amount Available for Borrowing
Q3 FY21 Increment to Unused Capacity
$439
$604
$522
$531
$485
$424
$502
$585
$516
$248
$268
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

**Q3 FY2021 increment to unused capacity includes amounts available over $268 million that can be used for leverage-neutral refinance of second lien debt.*

Interest Expense Related to Borrowing ($M)*
(Income Statement View)


$15
$14
$15
$16
$17
$28
$31
$30
$29
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

**Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration*

Share Repurchases ($M)


$12
$29
$232
$305
$90
$—
$—
$—
$—
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 36

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q3 FY2021 revenue was up 4% year over year on a reported basis including benefits from currency and 99designs revenue that was not included in Vistaprint results in the year-ago period. 99designs delivered record revenue due to strong execution and favorable market dynamics; this business has not yet benefited meaningfully from exposure to Vistaprint customers. Vistaprint's organic constant-currency revenue declined 5% with revenue by geographic market correlated to the severity of local pandemic restrictions. For example, European revenue declined more than North American revenue.

Vistaprint segment EBITDA declined year over year by $9.4 million in Q3 FY2021. Gross profit was impacted by year-over-year changes in product mix, as higher-margin small business marketing product categories came down in the mix and lower-margin masks and promotional products, apparel and gifts were higher in the mix. Advertising spend as a percent of revenue was flat year over year. Other Q3 operating expenses grew year over year due to the addition of 99designs. Increased investment in hiring was more than offset by year-over-year cost reductions including lower building-related costs and travel expenses. The 99designs acquisition was neutral to segment EBITDA, and therefore a drag on segment EBITDA margin. The lease impairment expenses described on page 9 do not impact segment EBITDA.

Vistaprint continues to progress on the multi-year project to rebuild its technology infrastructure. To date, we have launched new sites in seven countries, constantly iterating and improving capabilities on the site along with new processes to improve customer experience. Subject to meeting internally established customer satisfaction hurdles, we plan to launch in additional, larger markets in the coming quarters and in the U.S. prior to our next holiday season. We continue to hire the customer experience and data talent that we need to leverage the new technology platform in ways that will transform, over time, the way customers interact with Vistaprint, through greater personalization and the integration of design services.

Vistaprint had approximately $10 million of bookings related to face masks in Q3, bringing the total since launch to over $90 million. As expected, mask-related sales declined in Q3 compared to the first two quarters of the fiscal year as the intensity of restrictions begin to ease in some of our larger markets.

Revenue ($M) & Reported Revenue Growth Quarterly



$359
(2)%
$360
(2)%
$343
(1)%
$433
(2)%
$316
(12)%
$245
(32)%
$329
(4)%
$436
1%
$327
4%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Organic Constant-Currency Revenue Growth Quarterly



1%
—%
1%
(2)%
(11)%
(31)%
(5)%
(6)%
(5)%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
1%
(11)%
(10)%
—%
(31)%
(31)%
1%
(5)%
(4)%
(2)%
(6)%
(8)%
(11)%
(5)%
(16)%
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$88
25%
$94
26%
$87
25%
$139
32%
$74
23%
$66
27%
$90
27%
$112
26%
$64
20%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Vistaprint Advertising ($M) & as % of Revenue



$62
17%
$54
15%
$53
15%
$61
14%
$45
14%
$19
8%
$35
11%
$67
15%
$45
14%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21

Please see non-GAAP reconciliations at the end of this document.

Page 14 of 36

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q3 FY2021 declined year over year by 14% in USD, or 21% on an organic constant-currency basis, as the effects of the pandemic continued to have a significant negative impact on demand with strict lockdowns in most European markets throughout the third quarter that weigh heavily on key upload and print customer verticals and events that normally contribute significantly to the revenue in this segment. Despite these pressures, our upload and print businesses have found pockets of strength in demand and pivoted quickly over the last year to deliver quality offerings to help fill in some of the reduced demand in other areas.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) decreased by 28%, or $5.6 million, year over year in Q3 FY2021, as revenue declines in Q3 impacted profitability, particularly in The Print Group, which has a relatively higher fixed cost base than PrintBrothers. We continued to control costs in these businesses, and drove efficiency gains by leveraging our mass customization platform to shift production to lower-cost sources and launch new products for other Cimpress businesses. These businesses also received approximately $1.3 million of pandemic-related government incentives to offset wages in locations that experienced significant demand decreases but where roles were maintained. The combination of these factors resulted in a 200 basis point decline in combined upload and print EBITDA margins year-over-year.

We continue to invest in key areas within our upload and print businesses to ensure they work more closely together to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt and invest in technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de | druck.at | Drukwerkdeal

THE PRINT GROUP:

pixartprinting | exaprint | TRADEPRINT.CO.UK | easyflyer

Please see non-GAAP reconciliations at the end of this document. Page 15 of 36

PRINTBROTHERS:

Revenue ($M) & Reported Revenue Growth Quarterly



$109 $117 $109 $127 $109 $73 $100 $122 $94
5% 8% 8% 9% —% (38)% (8)% (4)% (14)%
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21

Organic Constant-Currency Revenue Growth Quarterly



14% 15% 13% 8% —% (39)% (15)% (11)% (21)%
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
14% —% 14%
15% (39)% (24)%
13% (15)% (2)%
8% (11)% (3)%
—% (21)% (21)%
Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$8 $13 $11 $16 $9 $3 $10 $16 $8
7% 11% 10% 13% 8% 5% 10% 14% 8%
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21

THE PRINT GROUP:

Revenue ($M) & Reported Revenue Growth Quarterly



$79 $88 $72 $88 $69 $60 $66 $76 $60
(2)% 3% 2% —% (13)% (47)% (8)% (13)% (13)%
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21

Organic Constant-Currency Revenue Growth Quarterly



6% 9% 7% 3% (10)% (46)% (12)% (19)% (20)%
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
6% (10)% (4)%
9% (46)% (37)%
7% (12)% (5)%
3% (19)% (16)%
(10)% (20)% (30)%
Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21

Segment EBITDA ($M) & Segment EBITDA Margin Quarterly



$16 $20 $14 $18 $11 $9 $12 $13 $6
20% 23% 19% 21% 16% 19% 18% 16% 11%
Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21

Please see non-GAAP reconciliations at the end of this document.

Page 16 of 36

NATIONAL PEN

National Pen's Q3 FY2021 revenue declined 9% on a reported basis and 12% on an organic constant-currency basis, in line with Q2 FY2021 year-over-year revenue results. The business continues to be impacted by the absence of trade shows and conventions, partially offset by new product introduction and fulfillment for other Cimpress businesses.

Segment EBITDA loss increased year over year by $2.1 million in Q3 FY2021. The impacts of lower revenue on National Pen's fixed cost base negatively impacted profitability this quarter in comparison to the year-ago period, and National Pen recognized $0.8 million of expense for pandemic-related products (primarily face masks) for which pricing and demand have dropped. These negative profit impacts were partially offset by year-over-year fixed cost savings driven by changes in operations made over the last year.

National Pen continued to play a valuable role this quarter in the execution and fulfillment of face masks for multiple Cimpress businesses in North America. We continue to make investments in National Pen's e-commerce and other technology capabilities, based on the capabilities of the mass customization platform.

Revenue ($M) & Reported Revenue Growth Quarterly


$80
(2%)
$70
6%
$70
6%
$128
(4%)
$68
(14%)
$33
(53%)
$68
(4%)
$115
(10%)
$62
(9)%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Organic Constant-Currency Revenue Growth Quarterly


1%
8%
8%
(3)%
(13)%
(53)%
(5)%
(13)%
(12)%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

2-Year Stacked Organic Constant-Currency Revenue Growth


Earlier period
Later period
1%
(12)%
8%
(53)%
(45)%
3%
8%
(5)%
(3)%
(16)%
(13)%
(12)%
(25)%
Q3'19+ Q3'20
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Quarterly


$—
—%
$7
10%
(14)%
$(10)
$28
22%
(2)%
$(1)
(29)%
$(9)
(16)%
$(11)
$19
16%
(5)%
$(3)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Please see non-GAAP reconciliations at the end of this document.

Page 17 of 36

ALL OTHER BUSINESSES

This segment delivered increased year-over-year revenue and EBITDA during Q3 FY2021, mostly driven by strong performance from BuildASign, whose home décor products continued to generate strong results. BuildASign also benefited year over year from new product introduction and continued fulfillment for other Cimpress businesses. Revenue also grew year over year in our smaller Printi and YSD businesses.

Q3 FY2021 segment EBITDA improved year over year by $3.3 million, primarily driven by revenue growth, gross margin expansion, and advertising efficiency in BuildASign. Printi and YSD losses improved slightly compared to the year-ago period, and we continued to benefit from our April 2020 divestiture of loss-making VIDA. Segment EBITDA margin improved substantially year over year from 8% last year to 15% in Q3 FY2021.



Revenue ($M) & Reported Revenue Growth* Quarterly
Revenue
Reported Revenue Growth
$38
$42
$42
$50
$39
$43
$43
$55
$44
443%
500%
448%
3%
3%
1%
3%
11%
12%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Reported revenue growth from Q2FY2019 through Q1FY2020 benefits from the timing of the BuildASign acquisition on October 1, 2018.

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.



Organic Constant-Currency Revenue Growth Quarterly
(15)%
—%
(4)%
4%
5%
4%
6%
14%
15%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21



Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Quarterly
(3)%
$(1)
$2
4%
$2
4%
$4
7%
$3
8%
$9
21%
$9
20%
$11
19%
$7
15%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 36

CENTRAL AND CORPORATE COSTS

Central and corporate costs decreased 11% year over year in Q3 FY2021 from $38.3 million to $34.1 million, due to decreased unallocated share-based compensation (SBC) expense and central operating costs.

Excluding unallocated SBC, central and corporate costs were down 6%, or $1.8 million, year over year during the third quarter. This is due to savings from the technology reorganization implemented in Q4 FY2020, reduced travel expense and lower building-related cost in these organizations.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being used in Vistaprint, National Pen and multiple Upload and Print businesses, and technologies that improve customer experience, drive higher conversion rates and automate manual processes.



Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
$32 $— $6 $16 $10
$32 $3 $5 $15 $9
$34 $6 $17 $12 $(1)
$38 $3 $6 $17 $13
$38 $4 $6 $17 $12
$30 $1 $5 $14 $10
$31 $1 $6 $14 $10
$31 $— $6 $16 $8
$34 $1 $6 $14 $12
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award. Additionally, the accounting value of the Supplemental PSUs (SPSUs) expense or benefit, if any, are included in this category.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy. Additionally, the expense or benefit, if any, for the supplemental performance cash awards that accompany some of the SPSUs are included in this category.



Central and Corporate Costs
Excluding Unallocated Share-Based
Comp*
($M and as a % of Total Revenue)
$31 5%
$29 4%
$34 5%
$36 4%
$35 6%
$29 7%
$30 5%
$30 4%
$33 6%
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

**We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.*

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 36

CURRENCY IMPACTS

Changes in currency rates positively impacted our year-over-year reported revenue growth rate by about 400 basis points in Q3 FY2021. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant-currency growth rates to understand revenue trends in the absence of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was $9.8 million in Q3 FY2021, mainly driven by:

- Realized losses on certain currency hedges were $1.9 million for the third quarter. These realized losses affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Unrealized gains of approximately $11.7 million in Q3 were primarily related to gains on ineffective interest rate swaps and the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but mostly excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

Financial Measure	Y/Y Impact from Currency* Q3 FY2021
Revenue	Positive
Operating income	Positive
Net income	Positive
Segment EBITDA	Positive
Adjusted EBITDA	Negative
Adjusted free cash flow	Negative

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*



Other Income (Expense), Net ($M)
$(2)
$9
$16
$(9)
$23
$(6)
$(9)
$(17)
$10
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21



Realized Gains (Losses) on Certain Currency Derivatives ($M)
$5
$6
$5
$10
$5
$4
$1
($2)
($2)
Q3FY19
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 36

CURRENT OUTLOOK As described at the beginning of this document, we believe the investments and operational improvements we have made over the last two years, including those we have made since the start of the pandemic, bode well for Cimpress in post-pandemic times. We have now passed the anniversary of the most severe pandemic impacts from last year. We expect our financial results will continue to experience volatility connected to the extent of pandemic- related restrictions but also higher rates of year-over-year revenue growth as we lap depressed periods of demand from last year. Since the end of the third quarter, our month-to-date consolidated bookings through April 24, 2021 increased approximately 95% over the same period last year with relatively stronger results in Australia and North America compared to Europe. Additionally, as a percent of consolidated bookings in the same periods two years ago, April month-to-date results through April 24, 2021 have been stronger than any month in Q3 FY2021 primarily driven by continued recovery in North America. The FY2021 cost commentary we shared last quarter and at investor day remains unchanged including the permanent fixed cost reductions of over $30 million compared to our pre-pandemic cost base. These cost reductions were largely put in place at the beginning of Q4 FY2020, so while the benefit of these cost reductions remains, we don't expect to see material year-over-year savings from these actions going forward. In the fourth quarter of FY2021 we expect higher advertising spend year over year in absolute dollars and as a percent of revenue, since last year we pulled in return thresholds in most areas to first order payback at the height of uncertainty. We also expect materially higher cash compensation costs relative to Q4 FY2020 for two main reasons: (1) in that year-ago period, we put in place a temporary salary restructuring program during which we replaced about $9 million of salary-based compensation expense with restricted share units and (2) we have resumed hiring since that time as we continue to invest especially in Vistaprint. As described previously, we expect to refinance our 12% second lien debt in May 2021 at materially improved interest rates. We expect one more quarter of elevated cash interest expense as we will have one more cash interest payment related to this second lien debt in May 2021. If we successfully complete our Term Loan B transaction, we will bring liquidity onto our balance sheet instead of relying on a larger undrawn revolving credit facility as we have historically done. We haven't changed our financial policy in connection with this transaction. And finally, when considering the impact of currency exchange fluctuations, we continue to expect the year-over- year adjusted EBITDA impact from currency to be negative in the fourth quarter due to less favorable average contracted rates on currency hedges relative to FY2020. Please see non-GAAP reconciliations at the end of this document. Page 21 of 36

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) March 31, 2021 June 30, 2020 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 36,364 $ 45,021 Accounts receivable, net of allowances of $10,103 and $9,651, respectively . . . . . . . . . . . . . . . 45,365 34,596 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 76,104 80,179 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75,717 88,608 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 233,550 248,404 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 312,560 338,659 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84,581 156,258 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81,677 71,465 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 135,491 143,496 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 706,626 621,904 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 194,502 209,228 Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34,276 25,592 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,783,263 $ 1,815,006 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 174,947 $ 163,891 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 265,593 210,764 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,298 39,130 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,012 17,933 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29,508 41,772 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 77,669 13,268 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 599,027 486,758 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,612 33,811 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,332,234 1,415,657 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72,142 128,963 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92,786 88,187 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,123,801 2,153,376 Commitments and contingencies Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64,250 69,106 Shareholders’ deficit: Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,003,676 and 25,885,675 shares outstanding, respectively . . . . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 28 Treasury shares, at cost,18,076,951 and 18,194,952 shares, respectively . . . . . . . . . . . . . . . . . (1,368,721) (1,376,496) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 448,432 438,616 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 599,833 618,437 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (84,975) (88,676) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (404,788) (407,476) Total shareholders' deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (404,788) (407,476) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . $ 1,783,263 $ 1,815,006 Page 22 of 36

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2021	2020	2021	2020
Revenue	$578,851	$597,960	$1,951,496	$2,052,252
Cost of revenue (1)	302,022	309,598	986,845	1,029,281
Technology and development expense (1)	62,572	67,693	186,097	195,287
Marketing and selling expense (1)	154,472	148,803	474,944	483,056
General and administrative expense (1)(3)	62,358	45,148	147,149	140,681
Amortization of acquired intangible assets	13,506	12,693	40,264	38,861
Restructuring expense (1)	(382)	919	1,714	5,006
Impairment of goodwill (2)	—	100,842	—	100,842
(Loss) income from operations	(15,697)	(87,736)	114,483	59,238
Other income (expense), net	9,785	22,537	(16,167)	29,171
Interest expense, net	(29,002)	(17,262)	(89,659)	(48,050)
(Loss) income before income taxes	(34,914)	(82,461)	8,657	40,359
Income tax expense (benefit)	3,927	1,039	23,675	(86,641)
Net (loss) income	(38,841)	(83,500)	(15,018)	127,000
Add: Net income attributable to noncontrolling interest	(209)	(1,384)	(2,500)	(1,630)
Net (loss) income attributable to Cimpress plc	($39,050)	($84,884)	($17,518)	$125,370
Basic net (loss) income per share attributable to Cimpress plc	($1.50)	($3.26)	($0.67)	$4.54
Diluted net (loss) income per share attributable to Cimpress plc	($1.50)	($3.26)	($0.67)	$4.43
Weighted average shares outstanding — basic	26,003,675	26,024,229	25,984,300	27,608,387
Weighted average shares outstanding — diluted	26,003,675	26,024,229	25,984,300	28,317,440

(1) Share-based compensation is allocated as follows:

	Three Months Ended March 31,		Nine Months Ended March 31,	
	2021	2020	2021	2020
Cost of revenue	$ 99	$ 66	$ 233	$ 251
Technology and development expense	2,284	2,014	5,690	5,791
Marketing and selling expense	1,808	1,145	4,247	367
General and administrative expense	5,354	5,683	12,901	15,574
Restructuring expense	—	(16)	—	756

(2) For the three and nine months ended March 31, 2020 we recognized a full goodwill impairment charge for our National Pen and VIDA reporting units, which amounted to $34.4 million and $26.0 million, respectively, as well as a partial goodwill impairment charge for our Exaprint reporting unit of $40.4 million.

(3) General and administrative expense for the three and nine months ended March 31, 2021 includes lease impairment and abandonment charges for two leased locations totaling $19.9 million.

Page 23 of 36

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited, in thousands) Three Months Ended March 31, Nine Months Ended March 31, 2021 2020 2021 2020 Operating activities Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (38,841) $ (83,500) $ (15,018) $ 127,000 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42,809 41,840 128,696 126,731 Impairment of goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 100,842 — 100,842 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . 9,545 8,892 23,071 22,739 Impairment of long-lived assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19,882 — 19,882 — Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (168) (4,415) 2,513 (109,990) Unrealized (gain) loss on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . (14,265) (12,152) 18,280 (4,604) Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . 5,669 (2,386) 2,537 (1,027) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,680) 1,891 2,149 4,936 Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,608 21,990 (9,651) 13,750 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,472 2,804 4,982 (7,876) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . (5,320) 13,886 (5,242) 11,631 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (50,210) (18,842) 10,590 5,590 Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . (12,721) (51,886) 36,159 (5,661) Net cash (used in) provided by operating activities . . . . . . . . . . . . . . (37,220) 18,964 218,948 284,061 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . (5,946) (10,544) (22,736) (38,638) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . — — (36,395) (4,272) Capitalization of software and website development costs . . . . . . . . (18,876) (12,407) (45,321) (35,824) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . 202 786 3,574 1,633 Proceeds from settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 27,732 — 27,732 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 150 436 (269) 1,556 Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . (24,470) 6,003 (101,147) (47,813) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . 233,051 409,515 534,051 1,043,600 Proceeds from issuance of senior notes . . . . . . . . . . . . . . . . . . . . . . . — 210,500 — 210,500 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (167,050) (310,603) (639,519) (603,049) Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,410) (4,862) (2,461) (4,862) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (557) (358) (1,205) (358) Payments of withholding taxes in connection with equity awards . . . (1) (40,955) (5,593) (41,417) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . (2,211) (2,990) (5,486) (8,354) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . — — (5,063) — Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . — (34) (4,599) (3,955) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (89,483) — (627,056) Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . — — — 6 Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (253) (96) (310) (1,811) Net cash used in financing activities 61,569 170,634 (130,185) (36,756) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . (398) (2,927) 3,727 (5,180) Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (1,326) — (1,326) Net (decrease) increase in cash and cash equivalents . . . . . . . . . . . (519) 191,348 (8,657) 192,986 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . 36,883 36,917 45,021 35,279 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . $ 36,364 $ 228,265 $ 36,364 $ 228,265 Page 24 of 36

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. • Trailing-Twelve-Month Return on Invested Capital is adjusted net operating profit after tax (NOPAT) or adjusted NOPAT excluding share-based compensation, divided by debt plus redeemable noncontrolling interest plus shareholders' equity, less excess cash. Adjusted NOPAT is defined as adjusted EBITDA from above, plus depreciation and amortization (except depreciation related to Waltham lease and amortization of acquired intangibles), plus share-based compensation not related to investment consideration or restructuring, less cash taxes. Adjusted NOPAT excluding share-based compensation removes all share-based compensation expense in Adjusted NOPAT. Excess cash is cash and equivalents greater than 5% of last twelve month revenues and, if negative, is capped at zero. Leases have not been converted to debt for purposes of this calculation. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 25 of 36

CONSTANT-CURRENCY REVENUE GROWTH RATES (Quarterly) Total Company Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Jan-Feb 2021 March 2021 Q3FY21 Reported revenue growth 4% 7% 8% (1) % (10) % (36) % (7) % (4) % (18) % 34% (3) % Currency impact 5% 3% 2% 2% 2% 1% (2) % (3) % (3) % (5) % (4) % Revenue growth in constant currency 9% 10% 10% 1% (8) % (35) % (9) % (7) % (21) % 29% (7) % Impact of TTM acquisitions, divestitures & JVs (6) % (5) % (6) % (1) % (1) % (1) % (1) % (2) % (2) % (3) % (3) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 3% 5% 4% — % (9) % (36) % (10) % (9) % (23) % 26% (10) % Vistaprint Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Jan-Feb 2021 March 2021 Q3FY21 Reported revenue growth (2) % (2) % (1) % (2) % (12) % (32) % (4) % 1% (14) % 54% 4 % Currency impact 3% 2% 2% — % 1% 1% (1) % (3) % (2) % (5) % (3) % Revenue growth in constant currency 1% — % 1% (2) % (11) % (31) % (5) % (2) % (16) % 49% 1 % Impact of TTM acquisitions, divestitures & JVs — % — % — % — % — % — % — % (4) % (5) % (8) % (6) % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 1% — % 1% (2) % (11) % (31) % (5) % (6) % (21) % 41% (5) % Upload and Print ($M) Q3FY20 Q3FY21 YTD Q3FY2020 YTD Q3FY2021 PrintBrothers reported revenue $ 109.5 $ 94.0 $ 345.4 $ 315.9 The Print Group reported revenue $ 68.5 $ 59.9 $ 228.5 $ 202.6 Upload and Print inter-segment eliminations $ (0.2) $ (0.2) $ (0.7) $ (1.1) Total Upload and Print revenue in USD $ 177.8 $ 153.7 $ 573.2 $ 517.4 Upload and Print Q4FY20 Q1FY21 Q2FY21 Q3FY21 Reported revenue growth (42) % (8) % (8) % (14) % Currency impact 1% (5) % (6) % (7) % Revenue growth in constant currency (41) % (13) % (14) % (21) % Impact of TTM acquisitions (1) % (1) % — % — % Revenue growth in constant currency excl. TTM acquisitions (42) % (14) % (14) % (21) % PrintBrothers Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Jan-Feb 2021 March 2021 Q3FY21 Reported revenue growth 5% 8% 8% 9% — % (38) % (8) % (4) % (27) % 16% (14) % Currency impact 9% 7% 5% 3% 3% 1% (5) % (7) % (7) % (8) % (7) % Revenue growth in constant currency 14% 15% 13% 12% 3% (37) % (13) % (11) % (34) % 8% (21) % Impact of TTM acquisitions — % — % — % (4) % (3) % (2) % (2) % — % — % — % — % Revenue growth in constant currency excl. TTM acquisitions 14% 15% 13% 8% — % (39) % (15) % (11) % (34) % 8% (21) % Values may not sum to total due to rounding. Page 26 of 36

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT'D)

(Quarterly)

The Print Group	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Jan-Feb 2021	March 2021	Q3FY21
Reported revenue growth	(2)%	3 %	2 %	— %	(13)%	(47)%	(8)%	(13)%	(26)%	23 %	(13)%
Currency impact	8 %	6 %	5 %	3 %	3 %	1 %	(4)%	(6)%	(7)%	(9)%	(7)%
Revenue growth in constant currency	6 %	9 %	7 %	3 %	(10)%	(46)%	(12)%	(19)%	(33)%	14 %	(20)%

National Pen	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Jan-Feb 2021	March 2021	Q3FY21
Reported revenue growth	(2)%	6 %	6 %	(4)%	(14)%	(53)%	(4)%	(10)%	(15)%	3 %	(9)%
Currency impact	3 %	2 %	2 %	1 %	1 %	— %	(1)%	(3)%	(3)%	(4)%	(3)%
Revenue growth in constant currency	1 %	8 %	8 %	(3)%	(13)%	(53)%	(5)%	(13)%	(18)%	(1)%	(12)%

All Other Businesses	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Jan-Feb 2021	March 2021	Q3FY21
Reported revenue growth	443 %	500 %	448 %	3 %	3 %	1 %	3 %	11 %	(2)%	44 %	12 %
Currency impact	12 %	9 %	1 %	1 %	2 %	2 %	3 %	3 %	3 %	2 %	3 %
Revenue growth in constant currency	455 %	509 %	449 %	4 %	5 %	3 %	6 %	14 %	1 %	46 %	15 %
Impact of TTM acquisitions and divestitures	(470)%	(509)%	(453)%	— %	— %	1 %	— %	— %	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions & divestitures	(15)%	— %	(4)%	4 %	5 %	4 %	6 %	14 %	1 %	46 %	15 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods.

Values may not sum to total due to rounding.

Page 27 of 36

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q3FY18	Q4FY18	Q1FY19	Q2FY19
Reported revenue growth	16 %	12 %	5 %	8 %
Currency impact	(8)%	(4)%	1 %	3 %
Revenue growth in constant currency	8 %	8 %	6 %	11 %
Impact of TTM acquisitions, divestitures & JVs	3 %	3 %	2 %	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	11 %	8 %	6 %

Total Company	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21
Reported revenue growth	4 %	7 %	8 %	(1)%	(10)%	(36)%	(7)%	(4)%	(3)%
Currency impact	5 %	3 %	2 %	2 %	2 %	1 %	(2)%	(3)%	(4)%
Revenue growth in constant currency	9 %	10 %	10 %	1 %	(8)%	(35)%	(9)%	(7)%	(7)%
Impact of TTM acquisitions, divestitures & JVs	(6)%	(5)%	(6)%	(1)%	(1)%	(1)%	(1)%	(2)%	(3)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%
2-Year Stacked Organic Constant-Currency	**Q3'18+ Q3'19**	**Q4'18+ Q4'19**	**Q1'19+ Q1'20**	**Q2'19+ Q2'20**	**Q3'19+ Q3'20**	**Q4'19+ Q4'20**	**Q1'20+ Q1'21**	**Q2'20+ Q2'21**	**Q3'20+ Q3'21**
Year 1 (Earlier of the 2 Stacked Periods)	11 %	11 %	8 %	6 %	3 %	5 %	4 %	— %	(9)%
Year 2 (More Recent of the 2 Stacked Periods)	3 %	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%
Year 1 + Year 2	14 %	16 %	12 %	6 %	(6)%	(31)%	(6)%	(9)%	(19)%

Vistaprint	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21
Reported revenue growth	(2)%	(2)%	(1)%	(2)%	(12)%	(32)%	(4)%	1 %	4 %
Currency impact	3 %	2 %	2 %	— %	1 %	1 %	(1)%	(3)%	(3)%
Revenue growth in constant currency	1 %	— %	1 %	(2)%	(11)%	(31)%	(5)%	(2)%	1 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	— %	(4)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	1 %	— %	1 %	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%

2-Year Stacked Organic Constant-Currency	**Q3'19+ Q3'20**	**Q4'19+ Q4'20**	**Q1'20+ Q1'21**	**Q2'20+ Q2'21**	**Q3'20+ Q3'21**
Year 1 (Earlier of the 2 Stacked Periods)	1 %	— %	1 %	(2)%	(11)%
Year 2 (More Recent of the 2 Stacked Periods)	(11)%	(31)%	(5)%	(6)%	(5)%
Year 1 + Year 2	(10)%	(31)%	(4)%	(8)%	(16)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods.

Values may not sum to total due to rounding.

Page 28 of 36

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT'D) (Quarterly) PrintBrothers Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Reported revenue growth 5% 8% 8% 9% — % (38) % (8) % (4) % (14) % Currency impact 9% 7% 5% 3% 3% 1% (5) % (7) % (7) % Revenue growth in constant currency 14% 15% 13% 12% 3% (37) % (13) % (11) % (21) % Impact of TTM acquisitions, divestitures & JVs — % — % — % (4) % (3) % (2) % (2) % — % — % Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs 14% 15% 13% 8% — % (39) % (15) % (11) % (21) % 2-Year Stacked Organic Constant-Currency Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21 Year 1 (Earlier of the 2 Stacked Periods) 14% 15% 13% 8% — % Year 2 (More Recent of the 2 Stacked Periods) — % (39) % (15) % (11) % (21) % Year 1 + Year 2 14% (24) % (2) % (3) % (21) % The Print Group Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Reported revenue growth (2) % 3% 2% — % (13) % (47) % (8) % (13) % (13) % Currency impact 8% 6% 5% 3% 3% 1% (4) % (6) % (7) % Revenue growth in constant currency 6% 9% 7% 3% (10) % (46) % (12) % (19) % (20) % 2-Year Stacked Organic Constant-Currency Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21 Year 1 (Earlier of the 2 Stacked Periods) 6% 9% 7% 3% (10) % Year 2 (More Recent of the 2 Stacked Periods) (10) % (46) % (12) % (19) % (20) % Year 1 + Year 2 (4) % (37) % (5) % (16) % (30) % National Pen Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Reported revenue growth (2) % 6% 6% (4) % (14) % (53) % (4) % (10) % (9) % Currency impact 3% 2% 2% 1% 1% — % (1) % (3) % (3) % Revenue growth in constant currency 1% 8% 8% (3) % (13) % (53) % (5) % (13) % (12) % 2-Year Stacked Organic Constant-Currency Q3'19+ Q3'20 Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21 Year 1 (Earlier of the 2 Stacked Periods) 1% 8% 8% (3) % (13) % Year 2 (More Recent of the 2 Stacked Periods) (13) % (53) % (5) % (13) % (12) % Year 1 + Year 2 (12) % (45) % 3% (16) % (25) % Values may not sum to total due to rounding. Page 29 of 36

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21
Total revenue	$661.8	$674.7	$634.0	$820.3	$598.0	$429.1	$586.5	$786.1	$578.9
Cost of revenue	$342.7	$344.7	$325.7	$394.0	$309.6	$219.6	$298.8	$386.0	$302.0
Gross profit (revenue minus cost of revenue)	**$319.1**	**$330.0**	**$308.3**	**$426.3**	**$288.4**	**$209.5**	**$287.7**	**$400.2**	**$276.8**
as a percent of total revenue	*48.2 %*	*48.9 %*	*48.6 %*	*52.0 %*	*48.2 %*	*48.8 %*	*49.0 %*	*50.9 %*	*47.8 %*
Advertising expense and payment processing fees	$108.7	$91.5	$103.5	$109.6	$86.9	$43.8	$79.2	$113.8	$87.8
Contribution profit (gross profit minus advertising/processing fees)	**$210.4**	**$238.5**	**$204.8**	**$316.8**	**$201.5**	**$165.7**	**$208.4**	**$286.4**	**$189.0**
as a percent of total revenue	*31.8 %*	*35.4 %*	*32.3 %*	*38.6 %*	*33.7 %*	*38.6 %*	*35.5 %*	*36.4 %*	*32.6 %*

Values may not sum to total due to rounding.

Page 30 of 36

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21
Vistaprint	$ 88.1	$ 93.5	$ 87.3	$138.9	$ 73.8	$ 66.4	$ 90.2	$112.3	$ 64.3
PrintBrothers	8.1	13.1	10.8	16.5	8.7	3.5	9.7	16.5	7.6
The Print Group	15.7	20.1	13.6	18.1	10.9	8.9	12.2	12.6	6.5
National Pen	0.1	7.0	(9.9)	28.1	(1.2)	(9.4)	(10.7)	18.7	(3.3)
All Other Businesses	(1.1)	1.8	1.7	3.7	3.2	8.9	8.6	10.7	6.5
Total segment EBITDA (loss)	**$110.8**	**$135.7**	**$103.6**	**$205.2**	**$ 95.3**	**$ 78.3**	**$110.0**	**$170.7**	**$ 81.6**
Central and corporate costs ex. unallocated SBC	(31.2)	(29.3)	(34.2)	(35.6)	(34.6)	(29.0)	(29.9)	(30.5)	(32.8)
Unallocated SBC	(0.2)	(3.1)	0.5	(2.8)	(3.7)	(1.0)	(1.2)	(0.5)	(1.3)
Exclude: share-based compensation included in segment EBITDA	4.5	7.6	4.8	8.3	8.9	11.3	8.3	5.2	9.5
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	4.8	6.4	4.8	10.4	5.0	4.3	1.2	(1.6)	(1.9)
Adjusted EBITDA	**$ 88.9**	**$117.2**	**$ 79.5**	**$185.5**	**$ 70.9**	**$ 63.8**	**$ 88.5**	**$143.4**	**$ 55.0**
Depreciation and amortization	(44.1)	(43.7)	(42.5)	(42.4)	(41.8)	(41.2)	(42.3)	(43.6)	(42.8)
Waltham, MA lease depreciation adjustment[1]	1.0	1.0	—	—	—	—	—	—	—
Proceeds from insurance	—	—	—	—	—	—	—	—	(0.1)
Earn-out related charges	—	—	—	—	—	0.1	—	—	—
Share-based compensation expense[2]	(4.5)	(7.6)	(4.8)	(8.3)	(8.9)	(11.3)	(8.3)	(5.2)	(9.5)
Certain impairments and other adjustments	(0.8)	(9.9)	0.2	(0.9)	(102.0)	(1.9)	(0.8)	0.2	(20.6)
Restructuring-related charges	(7.9)	(3.0)	(2.2)	(1.9)	(0.9)	(8.5)	0.1	(2.2)	0.4
Interest expense for Waltham, MA lease[1]	1.8	1.8	—	—	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	(4.8)	(6.4)	(4.8)	(10.4)	(5.0)	(4.3)	(1.2)	1.6	1.9
Total income (loss) from operations	**$ 29.6**	**$ 49.4**	**$ 25.4**	**$121.6**	**$(87.7)**	**$ (3.3)**	**$ 36.0**	**$ 94.2**	**$(15.7)**
Operating income (loss) margin	*4 %*	*7 %*	*4 %*	*15 %*	*(15)%*	*(1)%*	*6 %*	*12 %*	*(3)%*
Operating income (loss) year-over-year growth	*78 %*	*126 %*	*524 %*	*34 %*	*(396)%*	*(107)%*	*42 %*	*(23)%*	*82 %*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

Values may not sum to total due to rounding.

Page 31 of 36

ADJUSTED EBITDA
(Quarterly, in millions)

	Q3FY19	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21
GAAP operating income (loss)	$29.6	$49.4	$25.4	$121.6	($87.7)	($3.3)	$36.0	$94.2	($15.7)
Depreciation and amortization	$44.1	$43.7	$42.5	$42.4	$41.8	$41.2	$42.3	$43.6	$42.8
Waltham, MA lease depreciation adjustment	($1.0)	($1.0)	$—	$—	$—	$—	$—	$—	$—
Share-based compensation expense[1]	$4.5	$7.6	$4.8	$8.3	$8.9	$11.3	$8.3	$5.2	$9.5
Interest expense associated with Waltham, MA lease	($1.8)	($1.8)	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$0.8	$9.9	($0.2)	$0.9	$102.0	$1.9	$0.8	($0.2)	$20.6
Restructuring related charges	$7.9	$3.0	$2.2	$1.9	$0.9	$8.5	($0.1)	$2.2	($0.4)
Realized gains (losses) on currency derivatives not included in operating income	$4.8	$6.4	$4.8	$10.4	$5.0	$4.3	$1.2	($1.6)	($1.9)
Adjusted EBITDA[2,3]	**$88.9**	**$117.2**	**$79.5**	**$185.5**	**$70.9**	**$63.8**	**$88.5**	**$143.4**	**$55.0**

ADJUSTED EBITDA
(YTD, in millions)

	YTD FY2019	YTD FY2020	YTD FY2021
GAAP operating income (loss)	$114.2	$59.2	$114.5
Depreciation and amortization	$129.3	$126.7	$128.7
Waltham, MA lease depreciation adjustment	($3.1)	$—	$—
Share-based compensation expense[1]	$10.7	$22.0	$23.1
Proceeds from insurance	$—	$—	$0.1
Interest expense associated with Waltham, MA lease	($5.5)	$—	$—
Certain impairments and other adjustments	$0.8	$102.7	$21.1
Restructuring related charges	$9.1	$5.0	$1.7
Realized gains (losses) on currency derivatives not included in operating income	$13.9	$20.2	($2.3)
Adjusted EBITDA[2,3]	**$269.4**	**$335.9**	**$286.9**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

Page 32 of 36

ADJUSTED EBITDA (TTM, in millions) TTM Q3FY19 TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 TTM Q3FY21 GAAP operating income (loss) $136.1 $163.6 $195.0 $226.0 $108.6 $56.0 $66.6 $39.2 $111.2 Depreciation and amortization $171.2 $173.0 $174.8 $172.6 $170.4 $167.9 $167.7 $168.9 $169.9 Waltham, MA lease depreciation adjustment ($4.1) ($4.1) ($3.1) ($2.1) ($1.0) $— $— $— $— Share-based compensation expense1 $27.4 $18.3 $14.1 $25.2 $29.6 $33.3 $36.8 $33.7 $34.3 Proceeds from insurance $— $— $— $— $— $— $— $— $0.1 Interest expense associated with Waltham, MA lease ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— $— $— $— Earn-out related charges $— $— $— $— $— ($0.1) ($0.1) ($0.1) ($0.1) Certain impairments and other adjustments $2.3 $10.7 $10.6 $11.5 $112.7 $104.6 $105.6 $104.4 $23.0 Gain on purchase or sale of subsidiaries $0.4 $— $— $— $— $— $— $— $— Restructuring related charges $9.6 $12.1 $14.1 $14.9 $8.0 $13.5 $11.3 $11.6 $10.3 Realized gains (losses) on currency derivatives not included in operating income $11.4 $20.3 $23.5 $26.5 $26.6 $24.5 $20.9 $8.9 $2.0 Adjusted EBITDA2,3 $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 $366.6 $350.8 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. ADJUSTED FREE CASH FLOW (Quarterly, in millions) Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Net cash provided by (used in) operating activities $17.0 $108.6 $62.9 $202.2 $19.0 $54.4 $105.7 $150.5 ($37.2) Purchases of property, plant and equipment ($19.2) ($12.6) ($14.2) ($13.9) ($10.5) ($11.8) ($8.4) ($8.4) ($5.9) Capitalization of software and website development costs ($12.7) ($14.0) ($12.5) ($10.9) ($12.4) ($8.2) ($14.8) ($11.6) ($18.9) Adjusted free cash flow ($14.9) $81.9 $36.2 $177.3 ($4.0) $34.4 $82.5 $130.4 ($62.0) Reference: Value of capital leases $4.4 $0.3 $— $0.1 $1.5 $— $0.1 $0.1 $5.5 Cash restructuring payments $3.1 $1.3 $2.3 $0.5 $2.3 $4.0 $2.5 $1.4 $0.1 Cash paid during the period for interest $10.1 $24.1 $9.4 $23.9 $9.5 $30.1 $9.1 $49.2 $8.0 Interest expense for Waltham, MA Lease ($1.8) ($1.8) $— $— $— $— $— $— $— Cash interest related to borrowing $8.3 $22.3 $9.4 $23.9 $9.5 $30.1 $9.1 $49.2 $8.0 Values may not sum to total due to rounding. Page 33 of 36

ADJUSTED FREE CASH FLOW (Year To Date, in millions) YTD FY2019 YTD FY2020 YTD FY2021 Net cash provided by (used in) operating activities $222.5 $284.1 $218.9 Purchases of property, plant and equipment ($57.9) ($38.6) ($22.7) Capitalization of software and website development costs ($34.6) ($35.8) ($45.3) Adjusted free cash flow $129.9 $209.6 $150.9 Reference: Value of capital leases $11.6 $1.6 $5.6 Cash restructuring payments $4.8 $5.1 $4.1 Cash paid during the period for interest $39.9 $42.8 $66.3 Interest expense for Waltham, MA Lease ($5.5) $— $— Cash interest related to borrowing $34.4 $42.8 $66.3 ADJUSTED FREE CASH FLOW (TTM, in millions) TTM Q3FY19 TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 TTM Q3FY21 Net cash provided by (used in) operating activities $270.2 $331.1 $371.8 $390.7 $392.7 $338.4 $381.2 $329.5 $273.3 Purchases of property, plant and equipment ($71.4) ($70.6) ($63.7) ($59.9) ($51.3) ($50.5) ($44.7) ($39.2) ($34.6) Purchases of intangible assets not related to acquisitions $— ($0.1) $— $— $— $— $— $— $— Capitalization of software and website development costs ($46.0) ($48.7) ($49.9) ($50.1) ($49.8) ($44.0) ($46.3) ($47.0) ($53.5) Payment of contingent earn-out liabilities $— $— $— $— $— $— $— $— $— Adjusted free cash flow $152.7 $211.8 $258.1 $280.6 $291.5 $244.0 $290.2 $243.3 $185.3 Reference: Value of capital leases $11.6 $11.9 $8.3 $4.8 $1.8 $1.6 $1.7 $1.6 $5.6 Cash restructuring payments $7.0 $6.0 $7.1 $7.1 $6.3 $9.1 $9.3 $10.3 $8.1 Cash paid during the period for interest $62.6 $63.9 $65.8 $67.4 $66.8 $72.9 $72.6 $97.9 $96.5 Interest expense for Waltham, MA Lease ($7.3) ($7.2) ($5.4) ($3.6) ($1.8) $— $— $— $— Cash interest related to borrowing $55.3 $56.7 $60.4 $63.9 $65.0 $72.9 $72.6 $97.9 $96.5 Values may not sum to total due to rounding. Page 34 of 36

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW) (Quarterly, in millions) Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 P&L view of interest expense $16.8 $15.8 $15.1 $15.7 $17.3 $27.8 $30.5 $30.1 $29.0 Less: Interest expense associated with Waltham, MA Lease ($1.8) ($1.8) $— $— $— $— $— $— $— Less: Interest expense related to investment consideration $— $— $— $— $— $— $— $— $— Interest expense related to borrowing $15.0 $14.0 $15.1 $15.7 $17.3 $27.8 $30.5 $30.1 $29.0 RETURN ON INVESTED CAPITAL (TTM, in millions except percentages) Q3FY19 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Total Debt $1,075.1 $1,023.6 $1,227.8 $1,370.3 $1,671.6 $1,433.6 $1,354.2 $1,271.1 $1,341.2 Redeemable Noncontrolling Interest $52.4 $63.2 $65.5 $68.2 $69.7 $69.1 $71.2 $65.5 $64.3 Total Shareholders' Equity (Deficit) $128.9 $131.8 ($75.6) ($180.5) ($404.3) ($407.5) ($414.4) ($364.9) ($404.8) Excess Cash¹ $— $— $— $— ($91.9) $— $— $— $— Invested Capital² $1,256.4 $1,218.6 $1,217.7 $1,258.0 $1,245.0 $1,095.2 $1,011.0 $971.7 $1,000.7 Average Invested Capital³ $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 $1,080.7 $1,019.7 TTM Q3FY19 TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 TTM Q3FY21 Adjusted EBITDA $347.0 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 $366.6 $350.8 Depreciation and amortization ($171.2) ($173.0) ($174.8) ($172.6) ($170.4) ($167.9) ($167.7) ($168.9) ($169.9) Waltham, MA lease depreciation adjustment $4.1 $4.1 $3.1 $2.1 $1.0 $— $— $— $— Amortization of acquired intangible assets adjustment $51.9 $53.3 $55.0 $53.3 $51.9 $51.8 $52.1 $52.4 $53.2 Share-based compensation ex. restructuring and investment consideration ($18.8) ($15.4) ($11.2) ($25.2) ($29.6) ($33.3) ($36.8) ($33.7) ($34.3) Cash taxes paid in the current period ($30.5) ($26.3) ($25.4) ($20.6) ($20.0) ($13.5) ($9.4) ($13.3) ($16.9) Adjusted NOPAT $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 $246.9 $203.0 $182.8 Average Invested Capital3 (from above) $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 $1,080.7 $1,019.7 TTM Adjusted ROIC 16% 19% 22% 25% 23% 20% 21% 19% 18 % Adjusted NOPAT (from above) $182.6 $229.2 $270.3 $308.0 $286.1 $236.9 $246.9 $203.0 $182.8 Add back: SBC excluding investment consideration and restructuring4 $18.8 $15.4 $11.2 $25.2 $29.6 $33.3 $36.8 $33.7 $34.3 TTM Adjusted NOPAT excluding SBC $201.4 $244.6 $281.5 $333.2 $315.7 $270.1 $283.7 $236.8 $217.2 Average Invested Capital3 (from above) $1,132.6 $1,185.5 $1,230.7 $1,237.7 $1,234.8 $1,204.0 $1,152.3 $1,080.7 $1,019.7 TTM Adjusted ROIC excluding SBC 18% 21% 23% 27% 26% 22% 25% 22% 21% 1Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero. 2,3Average invested capital represents a four quarter average of total debt, redeemable noncontrolling interests and total shareholder equity, less excess cash. 4Adjusted EBITDA excludes all SBC. We show adjusted NOPAT for the purposes of the ROIC calculation including SBC not related to investment consideration and restructuring, and also without. Values may not sum to total due to rounding. Page 35 of 36

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses and financial results; the effects of the COVID-19 pandemic on our business, financial results, and markets, including our expectations for our post-pandemic revenue growth, performance, and demand for our products; our expectations with respect to our markets and competitive position post-pandemic; anticipated future savings due to changes in our office footprint; the anticipated launches of Vistaprint's new websites in additional markets; our expectations with respect to Vistaprint's new technology platform; our expectations with respect to the Term Loan B transaction; the planned redemption of our 12% second lien notes; and the information set forth in the Current Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. It is possible that the Term Loan B transaction could be delayed or may not close at all, and we may fail to redeem the 12% second lien notes as planned. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic; our failure to anticipate and react to the effects of the pandemic on our customers, supply chain, markets, team members, and business; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel; our failure to develop and deploy our mass customization platform or technology infrastructure or the failure of either platform to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; the failure of the businesses we acquire or invest in to perform as expected; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2020 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 36 of 36